UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Talcott Avenue South Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 673-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013, during the second quarter of 2013 the Company obtained additional information to determine the fair values of certain assets acquired and liabilities assumed in connection with the acquisition of Huntyard Limited on May 23, 2012. In addition, in connection with the preparation and filing of the Company’s registration statement on Form S-1 (Reg. No. 333-192240) (the “S-1 Registration Statement”), the Company retrospectively adjusted its consolidated balance sheet as of December 31, 2012. As was the case in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013, there were no changes to the Company’s previously reported consolidated statements of operations or consolidated statements of cash flows for the fiscal year ended December 31, 2012.

In order to provide for such retrospectively adjusted financial statements to be incorporated by reference into future Company filings, the Company is attaching to this Current Report on Form 8-K as Exhibit 99.1 the Company’s audited financial statements for the fiscal years ended December 31, 2010, 2011 and 2012 that were previously included in the S-1 Registration Statement, including the retrospectively adjusted financials statements for the fiscal year ended December 31, 2012, together with the report of the Company’s independent registered public accounting firm thereon.

Except for the retrospective adjustments referred to above, this Current Report on Form 8-K does not reflect events occurring subsequent to the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 that was filed with the SEC on March 26, 2013, and does not modify or update the disclosures therein in any way, other than described above and set forth in Exhibits 99.1 attached hereto. For information on developments regarding the Company since the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, please refer to the Company’s reports filed with the SEC since then, including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Previously Filed Audited Financial Statements as of December 31, 2011 and 2012 and for the Fiscal Years Ended December 31, 2010, 2011 and 2012 and Report of the Company’s Independent Registered Public Accounting Firm.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

By:	/s/ Elizabeth Boland
Name: Elizabeth Boland
Title: Chief Financial Officer

Date: December 23, 2013

EXHIBIT INDEX

Exhibits.

23.1	Consent of Deloitte & Touche LLP

99.1	Previously Filed Audited Financial Statements as of December 31, 2011 and 2012 and for the Fiscal Years Ended December 31, 2010, 2011 and 2012 and Report of the Company’s Independent Registered Public Accounting Firm.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document